Income Taxes	6 Months Ended
Jun. 30, 2023
Income Taxes
Income Taxes

Note 15 - Income Taxes

Income tax expense for the periods ended June 30, 2023 and 2022 was as follows:

	For the three months ended		For the six months ended
	June 30,		June 30,
	2023	2022	2023	2022
Current income tax expense	$20.0	$30.5	$39.5	$59.5
Deferred income tax expense	7.0	6.2	15.1	13.2
Income tax expense	$27.0	$36.7	$54.6	$72.7

Canada Revenue Agency Audit

The Company is undergoing an audit by the CRA of its 2012-2019 taxation years, as referenced in Note 21.

Global Minimum Tax

Canada, together with approximately 140 other countries comprising the OECD/G20 Inclusive Framework on BEPS (Base Erosion and Profit Shifting), agreed to in principle in 2021, certain base erosion tax initiatives, including the introduction of a 15% global minimum tax (“Pillar Two”) that applies to large multinational enterprise groups with global consolidated revenues over €750 million.

On March 28, 2023, the Government of Canada reaffirmed its intention to implement Pillar Two effective for fiscal years that begin on or after December 31, 2023. Subsequent to the quarter-end, on August 4, 2023, the government released for consultation draft legislation, which is intended to closely follow the detailed model rules, commentary, and administrative guidance agreed to by the Inclusive Framework. Management has been evaluating the Pillar Two proposals, and is reviewing the Canadian draft legislation and assessing the impact to the Company.

If the rules are enacted or substantively enacted, it could result in the Company’s profits being subject to additional taxation.